EXHIBIT 32.1

Certification of Principal Executive Officer Pursuant to 18 U.S.C. Section 1350

(as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Annual Report on Form 10-K for the year ended December 31, 2022 (the “Report”), I, John W. Breda, Principal Executive Officer of Partners Bancorp (the “Company”) hereby certify that:

1.     The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 29, 2023	/s/ John W. Breda
John W. Breda
Chief Executive Officer
(Principal Executive Officer)